THE LOUISIANA LAND AND EXPLORATION COMPANY


                       Power of Attorney


          The undersigned hereby appoints Richard A. Bachmann, Suzanne V. Baer, Frederick J. Plaeger, II and Louis A. Raspino, Jr., and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Maryland corporation (the "Com-pany"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-3, and any amendments to such Reg-istration Statement (including post-effective amendments or registration statements pursuant to Rule 462(b)), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments or registration statements pursuant to Rule 462(b)) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the prem-ises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 15th day of November, 1996.




                                   /s/ Carroll W. Suggs
                                   ---------------------------
                                   Carroll W. Suggs

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Richard A. Bachmann, Suzanne V. Baer, Frederick J. Plaeger, II and Louis A. Raspino, Jr., and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of The Louisiana
Land and Exploration Company, a Maryland corporation (the "Com-pany"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-3, and any amendments to such Reg-istration Statement (including post-effective amendments or registration statements pursuant to Rule 462(b)), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments or registration statements pursuant to Rule 462(b)) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the prem-ises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 15th day of November, 1996.




                                          /s/ Orin R. Smith
                                   ----------------------------
                                          Orin R. Smith

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Richard A. Bachmann, Suzanne V. Baer, Frederick J. Plaeger, II and Louis A. Raspino, Jr., and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of The Louisiana
Land and Exploration Company, a Maryland corporation (the "Com-pany"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-3, and any amendments to such Reg-istration Statement (including post-effective amendments or registration statements pursuant to Rule 462(b)), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments or registration statements pursuant to Rule 462(b)) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the prem-ises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 15th day of November, 1996.




                                          /s/ Richard A. Bachmann
                                   ---------------------------
                                          Richard A. Bachmann

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Richard A. Bachmann, Suzanne V. Baer, Frederick J. Plaeger, II and Louis A. Raspino, Jr., and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of The Louisiana
Land and Exploration Company, a Maryland corporation (the "Com-pany"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-3, and any amendments to such Reg-istration Statement (including post-effective amendments or registration statements pursuant to Rule 462(b)), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments or registration statements pursuant to Rule 462(b)) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the prem-ises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 15th day of November, 1996.




                                          /s/ Carlisle A. H. Trost
                                   ----------------------------
                                          Carlisle A. H. Trost

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Richard A. Bachmann, Suzanne V. Baer, Frederick J. Plaeger, II and Louis A. Raspino, Jr., and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of The Louisiana
Land and Exploration Company, a Maryland corporation (the "Com-pany"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-3, and any amendments to such Reg-istration Statement (including post-effective amendments or registration statements pursuant to Rule 462(b)), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments or registration statements pursuant to Rule 462(b)) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the prem-ises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 15th day of November, 1996.




                                          /s/ H. Leighton Steward
                                   --------------------------
                                          H. Leighton Steward

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Richard A. Bachmann, Suzanne V. Baer, Frederick J. Plaeger, II and Louis A. Raspino, Jr., and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of The Louisiana
Land and Exploration Company, a Maryland corporation (the "Com-pany"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-3, and any amendments to such Reg-istration Statement (including post-effective amendments or registration statements pursuant to Rule 462(b)), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments or registration statements pursuant to Rule 462(b)) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the prem-ises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 15th day of November, 1996.




                                    /s/ John F. Schwarz
                                   ---------------------------
                                        John F. Schwarz

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Richard A. Bachmann, Suzanne V. Baer, Frederick J. Plaeger, II and Louis A. Raspino, Jr., and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of The Louisiana
Land and Exploration Company, a Maryland corporation (the "Com-pany"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-3, and any amendments to such Reg-istration Statement (including post-effective amendments or registration statements pursuant to Rule 462(b)), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments or registration statements pursuant to Rule 462(b)) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the prem-ises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 15th day of November, 1996.




                                          /s/ Arthur R. Taylor
                                   --------------------------
                                          Arthur R. Taylor

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Richard A. Bachmann, Suzanne V. Baer, Frederick J. Plaeger, II and Louis A. Raspino, Jr., and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of The Louisiana
Land and Exploration Company, a Maryland corporation (the "Com-pany"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-3, and any amendments to such Reg-istration Statement (including post-effective amendments or registration statements pursuant to Rule 462(b)), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments or registration statements pursuant to Rule 462(b)) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the prem-ises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 15th day of November, 1996.




                                          /s/ Kenneth W. Orce
                                   ---------------------------
                                          Kenneth W. Orce

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Richard A. Bachmann, Suzanne V. Baer, Frederick J. Plaeger, II and Louis A. Raspino, Jr., and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of The Louisiana
Land and Exploration Company, a Maryland corporation (the "Com-pany"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-3, and any amendments to such Reg-istration Statement (including post-effective amendments or registration statements pursuant to Rule 462(b)), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments or registration statements pursuant to Rule 462(b)) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the prem-ises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 15th day of November, 1996.




                                         /s/ W. R. Timken, Jr.
                                   ---------------------------
                                          W. R. Timken, Jr.

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Richard A. Bachmann, Suzanne V. Baer, Frederick J. Plaeger, II and Louis A. Raspino, Jr., and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of The Louisiana
Land and Exploration Company, a Maryland corporation (the "Com-pany"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-3, and any amendments to such Reg-istration Statement (including post-effective amendments or registration statements pursuant to Rule 462(b)), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments or registration statements pursuant to Rule 462(b)) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the prem-ises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 15th day of November, 1996.




                                          /s/ Robert E. Howson
                                   ---------------------------
                                          Robert E. Howson

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Richard A. Bachmann, Suzanne V. Baer, Frederick J. Plaeger, II and Louis A. Raspino, Jr., and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of The Louisiana
Land and Exploration Company, a Maryland corporation (the "Com-pany"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-3, and any amendments to such Reg-istration Statement (including post-effective amendments or registration statements pursuant to Rule 462(b)), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments or registration statements pursuant to Rule 462(b)) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the prem-ises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 15th day of November, 1996.




                                          /s/ Eamon M. Kelly
                                   ---------------------------
                                          Eamon M. Kelly

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Richard A. Bachmann, Suzanne V. Baer, Frederick J. Plaeger, II and Louis A. Raspino, Jr., and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of The Louisiana
Land and Exploration Company, a Maryland corporation (the "Com-pany"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-3, and any amendments to such Reg-istration Statement (including post-effective amendments or registration statements pursuant to Rule 462(b)), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments or registration statements pursuant to Rule 462(b)) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the prem-ises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 15th day of November, 1996.




                                          /s/ Victor A. Rice
                                   --------------------------
                                          Victor A. Rice

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Richard A. Bachmann, Suzanne V. Baer, Frederick J. Plaeger, II and Louis A. Raspino, Jr., and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of The Louisiana
Land and Exploration Company, a Maryland corporation (the "Com-pany"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-3, and any amendments to such Reg-istration Statement (including post-effective amendments or registration statements pursuant to Rule 462(b)), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments or registration statements pursuant to Rule 462(b)) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the prem-ises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 15th day of November, 1996.




                                   /s/ Jerry D. Carlisle
                                   ---------------------------
                                       Jerry D. Carlisle

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Richard A. Bachmann, Suzanne V. Baer, Frederick J. Plaeger, II and Louis A. Raspino, Jr., and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of The Louisiana
Land and Exploration Company, a Maryland corporation (the "Com-pany"), a Registration Statement under the Securities Act of 1933, as amended, on Form S-3, and any amendments to such Reg-istration Statement (including post-effective amendments or registration statements pursuant to Rule 462(b)), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments or registration statements pursuant to Rule 462(b)) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the prem-ises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 15th day of November, 1996.




                                   /s/ Louis A. Raspino, Jr.
                                   --------------------------
                                       Louis A. Raspino, Jr.